Exhibit 99.2

VEREIT

Quarterly Supplemental Information
Third Quarter 2015

PETSMART
Walgreens
PHARMACY
THE HOME DEPOT
FAMILY DOLLAR
Walmart
CVS/pharmacy

Disciplined. Transparent. Consistent.

www.VEREIT.com
2325 East Camelback Road, Suite 1100 :: Phoenix, Arizona 85016
©2015 VEREIT, Inc.

Q3 2015 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
September 30, 2015

Q3 2015 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended September 30, 2015, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the management's discussion and analysis of financial condition and results of operations section contained in VEREIT Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the three months ended September 30, 2015, June 30, 2015, March 31, 2015 and September 30, 2014.

Forward-Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of section 27A of the Securities Act of 1933, as amended, and in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements, and any statements regarding VEREIT’s future financial condition, results of operations and business are also forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2015 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

Q3 2015 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full service real estate operating company that operates in two business segments, Real Estate Investment ("REI") and Cole Capital®, the Company's investment management segment ("Cole Capital"). Through our REI segment, we own and actively manage a diversified portfolio of retail, restaurant, office and industrial real estate assets primarily subject to long-term net leases with high credit quality tenants. We target properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products and/or services. At September 30, 2015, approximately 43.5% of our Annualized Rental Income was delivered from Investment-Grade Tenants, our occupancy was 98.3% and our weighted-average lease term was 11.1 years. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-traded REITs and other real estate programs sponsored by Cole Capital (the "Managed Programs") on a day-to-day basis. We receive compensation and reimbursement for services relating to the Managed Programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows us to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Managed Program's respective board of directors an approach for providing investors with liquidity.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q3 2015 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President, Chief Financial Officer and Treasurer	Bruce D. Frank, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	David B. Henry, Independent Director

Paul H. McDowell, Executive Vice President, Chief Operating Officer	Mark S. Ordan, Independent Director

William C. Miller, Executive Vice President, Investment Management	Eugene A. Pinover, Independent Director

Thomas W. Roberts, Executive Vice President, Chief Investment Officer	Julie G. Richardson, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q3 2015 SUPPLEMENTAL INFORMATION

Financial Summary (unaudited, dollars in thousands, except per share amounts)

	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014
Consolidated Financial Results
Revenue	$384,954	$393,721	$393,968	$418,807	$457,118
Net income (loss)	$8,141	$(108,709)	$(30,693)	$(360,427)	$(288,047)
Normalized EBITDA	$301,772	$309,306	$315,161	$336,752	$358,301
Funds from operations (FFO)	$191,562	$193,951	$195,030	$(58,825)	$195,798
FFO per diluted share	$0.206	$0.209	$0.210	$(0.063)	$0.207
Adjusted funds from operations (AFFO)	$196,428	$202,338	$200,135	$205,459	$244,549
AFFO per diluted share	$0.211	$0.218	$0.215	$0.220	$0.258
Dividends declared per common share	$0.1375	$—	$—	$0.25	$0.25

Real Estate Investments
Revenue	$357,408	$367,192	$366,474	$366,525	$397,321
Net income (loss)	$8,740	$(108,267)	$(30,607)	$(82,763)	$(289,133)
Normalized EBITDA	$294,743	$303,331	$306,323	$309,485	$331,067
FFO	$192,161	$194,393	$195,116	$218,839	$194,712
FFO per diluted share	$0.207	$0.209	$0.210	$0.235	$0.206
AFFO	$191,419	$195,370	$195,073	$193,629	$214,991
AFFO per diluted share	$0.206	$0.210	$0.210	$0.208	$0.227
Properties owned	4,572	4,645	4,647	4,648	4,714
Rentable square feet (in thousands)	100,950	101,836	102,133	103,149	113,801
Economic occupancy rate	98.3%	98.4%	98.4%	99.3%	99.2%
Weighted-average remaining lease term (years)	11.1	11.5	11.7	11.8	11.5
Investment-grade tenants (1)	43.5%	47.4%	47.0%	46.9%	44.8%

Cole Capital
Revenue	$27,546	$26,529	$27,494	$52,282	$59,797
Net (loss) income	$(599)	$(442)	$(86)	$(277,664)	$1,086
Normalized EBITDA	$7,029	$5,975	$8,838	$27,267	$27,234
FFO	$(599)	$(442)	$(86)	$(277,664)	$1,086
FFO per diluted share	$(0.001)	$—	$—	$(0.298)	$0.001
AFFO	$5,009	$6,968	$5,062	$11,830	$29,558
AFFO per diluted share	$0.005	$0.007	$0.005	$0.013	$0.031
Capital raised on behalf of Managed Programs, excluding DRIP	$66,585	$58,205	$29,770	$128,282	$218,270
Purchase price of property acquisitions on behalf of Managed Programs	$315,301	$214,694	$225,814	$942,818	$1,111,900
Gross Real Estate Investments (2)	$6,561,950	$6,286,402	$6,084,979	$8,563,540	$7,705,703
_______________________________________________
(1) The weighted-average credit rating of our investment-grade tenants was A- as of September 30, 2015.
(2) Cole Corporate Income Trust, Inc. ("CCIT") merged with Select Income REIT on January 29, 2015. Prior to the sale, Cole Capital had managed $2.7 billion of assets on behalf of CCIT.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q3 2015 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Interest Coverage Ratio
Interest expense	$83,140	$88,422	$91,658	$91,620	$97,333
Normalized EBITDA	301,772	309,306	315,161	336,752	358,301
Interest coverage ratio	3.63x	3.50x	3.44x	3.68x	3.68x

Fixed Charge Coverage Ratio
Interest expense	$83,140	$88,422	$91,658	$91,620	$97,333
Secured debt principal amortization	6,089	8,520	10,999	8,993	6,938
Dividends attributable to preferred shares	17,974	17,973	17,973	17,973	36,282
Total fixed charges	107,203	114,915	120,630	118,586	140,553
Normalized EBITDA	301,772	309,306	315,161	336,752	358,301
Fixed charge coverage ratio	2.81x	2.69x	2.61x	2.84x	2.55x

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net Debt Ratios
Total Debt	$8,928,412	$9,401,839	$10,333,173	$10,469,121	$11,551,644
Less: cash and cash equivalents	171,659	121,651	788,739	416,711	145,310
Net Debt	8,756,753	9,280,188	9,544,434	10,052,410	11,406,334
Normalized EBITDA annualized	1,207,088	1,237,224	1,260,644	1,347,008	1,433,204
Net Debt to Normalized EBITDA annualized ratio	7.25x	7.50x	7.57x	7.46x	7.96x

Net Debt	$8,756,753	$9,280,188	$9,544,434	$10,052,410	$11,406,334
Gross Real Estate Investments	17,392,001	17,725,642	17,904,710	18,211,712	20,369,206
Net Debt leverage ratio	50.3%	52.4%	53.3%	55.2%	56.0%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$11,085,546	$11,360,689	$11,187,797	$11,570,474	$12,602,273
Gross Real Estate Investments	17,392,001	17,725,642	17,904,710	18,211,712	20,369,206
Unencumbered asset ratio	63.7%	64.1%	62.5%	63.5%	61.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q3 2015 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	41.8%

Secured debt	19.0%

Corporate bonds	14.8%

Revolving credit facility	6.5%

Preferred equity	6.3%

Unsecured term loan	5.8%

Convertible notes	5.8%

Fixed vs. Variable Rate Debt

Fixed	73.1%
Swapped to Fixed	14.5%
Variable	12.4%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	September 30, 2015
Diluted shares outstanding			929,402
Stock price			$7.72
Implied Equity Market Capitalization			$7,174,983

Series F Perpetual Preferred (2)		6.70%	$1,070,853

Mortgage notes payable	5.3	5.02%	$3,233,275
KBC secured term loan	2.3	5.81%	35,137
Total secured debt	5.3	5.03%	$3,268,412

Unsecured term loan (swapped to fixed)	2.8	3.28%	$1,000,000
Revolving credit facility	2.8	2.19%	1,110,000
Total unsecured credit facility	2.8	2.72%	$2,110,000
3-year corporate bonds	1.4	2.00%	1,300,000
5-year corporate bonds	3.4	3.00%	750,000
5-year convertible notes	2.8	3.00%	597,500
7-year convertible notes	5.2	3.75%	402,500
10-year corporate bonds	8.4	4.60%	500,000
Total unsecured debt	3.2	2.86%	$5,660,000

Total Debt	4.0	3.65%	$8,928,412

Total Capitalization			$17,174,248
Less: Cash and cash equivalents			171,659
Enterprise Value			$17,002,589

Net Debt/Enterprise Value			51.5%
Net Debt/Normalized EBITDA Annualized			7.25x
Net Debt + Preferred/Normalized EBITDA Annualized			8.14	x
Fixed Charge Coverage			2.81x
Liquidity (3)			$1,361,659
_____________________________________
(1) Weighted-average interest rate for variable-rate debt represents the interest rate in effect as of September 30, 2015.
(2) Balance represents 42.8 million shares outstanding at September 30, 2015 multiplied by the liquidation preference of $25 per share.
(3) Liquidity represents cash and cash equivalents of $171.7 million and $1.2 billion available capacity on our revolving credit facility.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q3 2015 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

$18.7 Billion
Book Value of Total Assets

	Retail (1)	Restaurants (1)
A full-service real estate operating company with investment management capability.	2,047 Properties	2,165 Properties

	Industrial & Distribution (1)	Office (1)
	172 Properties	168 Properties

$6.6 Billion

Assets Under Management

Open Funds
Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.	CCPT V(2) ● CCIT II(2) ● Income NAV(2)

Closed Funds
CCPT IV(2) ● TIC & DST(2)

(1) Excludes the 20 properties that consist of billboards, construction in progress, land, and parking lots.
(2) Defined in the "Program Summary" of the Managed Programs section on page 55.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q3 2015 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Assets
Real estate investments, at cost:
Land	$3,257,396	$3,351,303	$3,434,414	$3,472,298	$3,487,824
Buildings, fixtures and improvements	11,615,474	11,779,450	12,081,061	12,307,758	12,355,029
Land and construction in progress	37,356	83,104	83,284	77,450	86,973
Intangible lease assets	2,313,369	2,339,273	2,386,904	2,435,054	2,424,076
Total real estate investments, at cost	17,223,595	17,553,130	17,985,663	18,292,560	18,353,902
Less: accumulated depreciation and amortization	1,595,667	1,401,843	1,238,320	1,034,122	828,624
Total real estate investments, net	15,627,928	16,151,287	16,747,343	17,258,438	17,525,278
Investment in unconsolidated entities	57,247	94,502	95,390	98,053	100,762
Investment in direct financing leases, net	49,244	49,801	54,822	56,076	57,441
Investment securities, at fair value	54,455	55,802	56,493	58,646	59,131
Loans held for investment, net	40,002	40,598	41,357	42,106	96,981
Cash and cash equivalents	171,659	121,651	788,739	416,711	145,310
Restricted cash	47,775	53,336	64,578	62,651	72,754
Intangible assets, net	127,835	135,340	142,851	150,359	323,332
Deferred costs and other assets, net	385,806	403,606	400,884	389,922	446,606
Goodwill	1,828,005	1,847,295	1,871,114	1,894,794	2,096,450
Due from affiliates	66,981	53,456	58,457	86,122	55,666
Assets held for sale	247,951	242,701	—	1,261	1,887,872
Total assets	$18,704,888	$19,249,375	$20,322,028	$20,515,139	$22,867,583

Liabilities and Equity
Mortgage notes payable and other debt, net	$3,210,413	$3,500,144	$3,672,496	$3,805,761	$3,830,994
Corporate bonds, net	2,547,059	2,546,864	2,546,701	2,546,499	2,546,294
Convertible debt, net	981,031	979,852	978,769	977,521	976,251
Credit facility	2,110,000	2,300,000	3,184,000	3,184,000	4,259,000
Below-market lease liabilities, net	264,232	298,102	304,754	317,838	318,494
Accounts payable and accrued expenses	164,204	168,877	160,129	163,025	180,338
Deferred rent, derivative and other liabilities	114,343	122,999	139,241	127,611	195,256
Distributions payable	137,647	9,938	9,959	9,995	9,927
Due to affiliates	241	268	547	559	2,757
Mortgage notes payable associated with assets held for sale	118,493	118,493	—	—	545,382
Total liabilities	9,647,663	10,045,537	10,996,596	11,132,809	12,864,693

Series F preferred stock	428	428	428	428	428
Common stock	9,050	9,051	9,051	9,055	9,080
Additional paid-in capital	11,928,184	11,924,547	11,919,358	11,920,253	11,905,338
Accumulated other comprehensive (loss) income	(9,806)	(1,928)	(4,136)	2,728	8,600
Accumulated deficit	(3,085,906)	(2,951,019)	(2,826,524)	(2,778,576)	(2,182,731)
Total stockholders' equity	8,841,950	8,981,079	9,098,177	9,153,888	9,740,715
Non-controlling interests	215,275	222,759	227,255	228,442	262,175
Total equity	9,057,225	9,203,838	9,325,432	9,382,330	10,002,890
Total liabilities and equity	$18,704,888	$19,249,375	$20,322,028	$20,515,139	$22,867,583

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q3 2015 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Revenues:
Rental income	$333,766	$341,183	$342,759	$346,928	$365,712
Direct financing lease income	659	697	741	791	625
Operating expense reimbursements	22,983	25,312	22,974	18,806	30,984
Cole Capital revenue	27,546	26,529	27,494	52,282	59,797
Total revenues	384,954	393,721	393,968	418,807	457,118
Operating expenses:
Cole Capital reallowed fees and commissions	3,896	3,710	2,031	9,326	15,398
Acquisition related	1,764	1,563	2,182	4,215	13,998
Merger and other non-routine transactions	8,957	16,864	16,423	25,162	7,632
Property operating	31,950	32,598	30,999	27,723	40,977
General and administrative	32,842	33,958	33,106	44,622	30,213
Depreciation and amortization	208,542	217,513	219,141	226,272	265,150
Impairments	—	85,341	—	406,136	2,299
Total operating expenses	287,951	391,547	303,882	743,456	375,667
Operating income (loss)	97,003	2,174	90,086	(324,649)	81,451
Other (expense) income:
Interest expense, net	(89,530)	(90,572)	(95,699)	(126,157)	(101,643)
Extinguishment and forgiveness of debt, net	—	—	5,302	(605)	(5,396)
Other income, net	3,401	5,302	4,088	65,848	8,687
Gain on disposition of joint venture interest	6,729	—	—	—	—
(Loss) gain on derivative instruments, net	(1,420)	311	(1,028)	(172)	(17,484)
Gain on sale of investments	—	—	—	—	6,357
Total other expenses, net	(80,820)	(84,959)	(87,337)	(61,086)	(109,479)
Income (loss) before income and franchise taxes and loss on disposition of real estate and held for sale assets	16,183	(82,785)	2,749	(385,735)	(28,028)
Loss on disposition of real estate and held for sale assets, net	(6,542)	(24,674)	(31,368)	(1,263)	(256,894)
Income (loss) before income and franchise taxes	9,641	(107,459)	(28,619)	(386,998)	(284,922)
(Provision for) benefit from income and franchise taxes	(1,500)	(1,250)	(2,074)	26,571	(3,125)
Net income (loss)	8,141	(108,709)	(30,693)	(360,427)	(288,047)
Net (income) loss attributable to non-controlling interests	(612)	2,187	723	9,804	7,649
Net income (loss) attributable to the Company	$7,529	$(106,522)	$(29,970)	$(350,623)	$(280,398)

Basic and diluted net loss per share attributable to common stockholders	$(0.01)	$(0.14)	$(0.05)	$(0.41)	$(0.35)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q3 2015 SUPPLEMENTAL INFORMATION

Consolidated FFO and AFFO (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net income (loss)	$8,141	$(108,709)	$(30,693)	$(360,427)	$(288,047)
Dividends on non-convertible preferred stock	(17,974)	(17,973)	(17,973)	(17,973)	(17,974)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(187)	24,674	31,368	1,263	256,894
Depreciation and amortization of real estate assets	200,159	209,132	210,770	219,080	240,046
Impairment of real estate assets	—	85,341	—	96,692	2,299
Proportionate share of adjustments for unconsolidated entities	1,423	1,486	1,558	2,540	2,580
FFO	$191,562	$193,951	$195,030	$(58,825)	$195,798

Acquisition related expenses	1,764	1,563	2,182	4,215	13,998
Merger and other non-routine transactions	8,957	16,864	16,423	25,162	7,632
Impairment of intangible assets	—	—	—	309,444	—
Legal settlements and insurance proceeds	(925)	—	(1,250)	(60,720)	(3,275)
(Gain) loss on sale and unrealized gains of investment securities	(4)	172	(233)	—	(6,357)
Loss (gain) on derivative instruments, net	1,420	(311)	1,028	172	17,484
Amortization of premiums and discounts on debt and investments, net	(4,920)	(5,298)	(3,858)	11,461	(8,106)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,152	1,064	1,007	1,475	1,934
Net direct financing lease adjustments	507	491	495	448	620
Amortization and write-off of deferred financing costs	11,320	7,428	7,929	23,475	12,486
Amortization of management contracts	7,510	7,510	7,510	6,233	24,288
Deferred tax benefit(1)	(5,701)	(3,874)	(3,972)	(33,324)	—
Extinguishment of debt and forgiveness of debt, net	—	—	(5,302)	605	5,396
Straight-line rent	(21,705)	(23,997)	(19,107)	(25,367)	(24,871)
Equity-based compensation expense, net of forfeiture(2)	4,016	5,355	818	(980)	5,541
Other amortization and non-cash charges	781	766	753	895	713
Proportionate share of adjustments for unconsolidated entities	694	654	682	1,090	1,268
AFFO	$196,428	$202,338	$200,135	$205,459	$244,549

Weighted-average shares outstanding - basic	903,461,323	903,339,143	902,996,270	902,528,136	902,096,102
Effect of dilutive securities (3)	25,995,886	26,348,273	26,157,663	29,629,740	44,970,255
Weighted-average shares outstanding - diluted(4)	929,457,209	929,687,416	929,153,933	932,157,876	947,066,357

FFO per diluted share	$0.206	$0.209	$0.210	$(0.063)	$0.207
AFFO per diluted share	$0.211	$0.218	$0.215	$0.220	$0.258
_______________________________________
(1) This adjustment represents the non-current portion of the provision or benefit in order to show only the current portion of the benefit as an impact to AFFO.
(2) During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the resignation of certain executives.
(3) Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares, certain unvested restricted stock units and convertible preferred stock, as applicable.
(4) Weighted-average shares for all periods presented exclude the effect of the convertible debt as the strike price of each convertible debt instrument is greater than the price of the Company’s common stock as of the end of each reporting period presented. In addition, for the three and nine months ended September 30, 2015, 1.5 million shares underlying restricted stock units that are contingently issuable have been excluded based on the Company’s level of achievement of certain performance targets through September 30, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q3 2015 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net income (loss)	$8,141	$(108,709)	$(30,693)	$(360,427)	$(288,047)
Adjustments:
Interest expense	89,530	90,572	95,699	126,157	101,643
Depreciation and amortization	208,542	217,513	219,141	226,272	265,150
Provision for (benefit from) income and franchise taxes	1,500	1,250	2,074	(26,571)	3,125
Proportionate share of adjustments for unconsolidated entities	2,554	2,415	2,661	3,402	3,433
EBITDA	$310,267	$203,041	$288,882	$(31,167)	$85,304
(Gain) loss on disposition of real estate assets, including joint ventures, net	(187)	24,674	31,368	1,263	256,894
Impairments	—	85,341	—	406,136	2,299
Acquisition related expenses	1,764	1,563	2,182	4,215	13,998
Merger and other non-routine transactions	8,957	16,864	16,423	25,162	7,632
(Gain) loss on sale and unrealized gains of investment securities	(4)	172	(233)	—	(6,357)
Loss (gain) on derivative instruments, net	1,420	(311)	1,028	172	17,484
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,152	1,064	1,007	1,475	1,934
(Gain) loss on early extinguishment of debt and forgiveness of debt, net	—	—	(5,302)	605	5,396
Net direct financing lease adjustments	507	491	495	448	620
Straight-line rent	(21,705)	(23,997)	(19,107)	(25,367)	(24,871)
Legal settlement and insurance proceeds	(925)	—	(1,250)	(60,720)	(3,275)
Program development costs write-off	—	—	—	13,109	—
Other amortization and non-cash charges	(82)	(125)	(78)	335	(33)
Proportionate share of adjustments for unconsolidated entities	608	529	(254)	1,086	1,276
Normalized EBITDA	$301,772	$309,306	$315,161	$336,752	$358,301

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Real Estate Investments

Walmart
Pizza Hut
TACO BELL
FedEx
THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
PETSMART
maurices

VEREIT

Quarterly Supplemental Information
Third Quarter 2015

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q3 2015 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Revenues:
Rental income	$333,766	$341,183	$342,759	$346,928	$365,712
Direct financing lease income	659	697	741	791	625
Operating expense reimbursements	22,983	25,312	22,974	18,806	30,984
Total real estate investment revenues	357,408	367,192	366,474	366,525	397,321
Operating expenses:
Acquisition related	1,690	1,563	1,723	853	13,998
Merger and other non-routine transactions	8,957	16,864	16,423	25,139	7,613
Property operating	31,950	32,598	30,999	27,723	40,977
General and administrative	15,848	16,827	15,370	13,586	12,948
Depreciation and amortization	200,158	209,122	210,788	219,222	240,073
Impairment of real estate	—	85,341	—	96,692	2,299
Total operating expenses	258,603	362,315	275,303	383,215	317,908
Operating income (loss)	98,805	4,877	91,171	(16,690)	79,413
Other (expense) income:
Interest expense, net	(89,530)	(90,572)	(95,699)	(126,157)	(101,643)
Extinguishment and forgiveness of debt, net	—	—	5,302	(605)	(5,396)
Other income, net	2,936	4,910	2,869	63,532	8,508
Gain on disposition of joint venture interest	6,729	—		—	—
(Loss) gain on derivative instruments, net	(1,420)	311	(1,028)	(172)	(17,484)
Gain on sale of investments	—	—	—	—	6,357
Total other expenses, net	(81,285)	(85,351)	(88,556)	(63,402)	(109,658)
Income (loss) before income and franchise taxes and loss on disposition of real estate and held for sale assets	17,520	(80,474)	2,615	(80,092)	(30,245)
Loss on disposition of real estate and held for sale assets, net	(6,542)	(24,674)	(31,368)	(1,263)	(256,894)
Income (loss) before income and franchise taxes	10,978	(105,148)	(28,753)	(81,355)	(287,139)
Provision for income and franchise taxes	(2,238)	(3,119)	(1,854)	(1,408)	(1,994)
Net income (loss)	$8,740	$(108,267)	$(30,607)	$(82,763)	$(289,133)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q3 2015 SUPPLEMENTAL INFORMATION

FFO and AFFO - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net income (loss)	$8,740	$(108,267)	$(30,607)	$(82,763)	$(289,133)
Dividends on non-convertible preferred stock	(17,974)	(17,973)	(17,973)	(17,973)	(17,974)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(187)	24,674	31,368	1,263	256,894
Depreciation and amortization of real estate assets	200,159	209,132	210,770	219,080	240,046
Impairment of real estate	—	85,341	—	96,692	2,299
Proportionate share of adjustments for unconsolidated entities	1,423	1,486	1,558	2,540	2,580
FFO	$192,161	$194,393	$195,116	$218,839	$194,712

Acquisition related expenses	1,690	1,563	1,723	853	13,998
Merger and other non-routine transactions	8,957	16,864	16,423	25,139	7,613
Legal settlement and insurance proceeds	(925)	—	(1,250)	(60,720)	(3,275)
(Gain) loss on sale and unrealized gains of investment securities	(4)	172	(233)	—	(6,357)
Loss (gain) on derivative instruments, net	1,420	(311)	1,028	172	17,484
Amortization of premiums and discounts on debt and investments, net	(4,920)	(5,298)	(3,858)	11,461	(8,106)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,152	1,064	1,007	1,475	1,934
Net direct financing lease adjustments	507	491	495	448	620
Amortization and write-off of deferred financing costs	11,320	7,428	7,929	23,475	12,486
Extinguishment of debt and forgiveness of debt, net	—	—	(5,302)	605	5,396
Straight-line rent	(21,705)	(23,997)	(19,107)	(25,367)	(24,871)
Equity-based compensation expense, net of forfeitures (1)	1,073	2,357	402	(3,997)	2,086
Other amortization and non-cash charges	(1)	(10)	18	156	3
Proportionate share of adjustments for unconsolidated entities	694	654	682	1,090	1,268
AFFO	$191,419	$195,370	$195,073	$193,629	$214,991

Weighted-average shares outstanding - basic	903,461,323	903,339,143	902,996,270	902,528,136	902,096,102
Effect of dilutive securities (2)	25,995,886	26,348,273	26,157,663	29,629,740	44,970,255
Weighted-average shares outstanding - diluted (3)	929,457,209	929,687,416	929,153,933	932,157,876	947,066,357

FFO per diluted share	$0.207	$0.209	$0.210	$0.235	$0.206
AFFO per diluted share	$0.206	$0.210	$0.210	$0.208	$0.227
_________________________________
(1) During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the resignation of certain executives.
(2) Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares, certain unvested restricted stock units and convertible preferred stock, as applicable.
(3) Weighted-average shares for all periods presented exclude the effect of the convertible debt as the strike price of each convertible debt instrument is greater than the price of the Company’s common stock as of the end of each reporting period presented. In addition, for the three and nine months ended September 30, 2015, 1.5 million shares underlying restricted stock units that are contingently issuable have been excluded based on the Company’s level of achievement of certain performance targets through September 30, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q3 2015 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net income (loss)	$8,740	$(108,267)	$(30,607)	$(82,763)	$(289,133)
Adjustments:
Interest expense	89,530	90,572	95,699	126,157	101,643
Depreciation and amortization	200,158	209,122	210,788	219,222	240,073
Provision for income and franchise taxes	2,238	3,119	1,854	1,408	1,994
Proportionate share of adjustments for unconsolidated entities	2,554	2,415	2,661	3,402	3,433
EBITDA	$303,220	$196,961	$280,395	$267,426	$58,010
(Gain) loss on disposition of real estate assets, including joint ventures, net	(187)	24,674	31,368	1,263	256,894
Impairment of real estate assets	—	85,341	—	96,692	2,299
Acquisition related expenses	1,690	1,563	1,723	853	13,998
Merger and other non-routine transactions	8,957	16,864	16,423	25,139	7,613
(Gain) loss on sale and unrealized gains of investment securities	(4)	172	(233)	—	(6,357)
Loss (gain) on derivative instruments, net	1,420	(311)	1,028	172	17,484
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,152	1,064	1,007	1,475	1,934
(Gain) loss on early extinguishment of debt and forgiveness of debt, net	—	—	(5,302)	605	5,396
Net direct financing lease adjustments	507	491	495	448	620
Straight-line rent	(21,705)	(23,997)	(19,107)	(25,367)	(24,871)
Legal settlement and insurance proceeds	(925)	—	(1,250)	(60,720)	(3,275)
Other amortization and non-cash charges	10	(20)	30	413	46
Proportionate share of adjustments for unconsolidated entities	608	529	(254)	1,086	1,276
Normalized EBITDA	$294,743	$303,331	$306,323	$309,485	$331,067

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q3 2015 SUPPLEMENTAL INFORMATION

Net Operating Income - REI Segment (unaudited, dollars in thousands)

REI Segment NOI and Cash NOI

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Rental income - as reported(1)	$333,766	$341,183	$342,759	$346,928	$365,712
Direct financing lease income - as reported	659	697	741	791	625
Operating expense reimbursements - as reported	22,983	25,312	22,974	18,806	30,984
Property operating expense - as reported	(31,950)	(32,598)	(30,999)	(27,723)	(40,977)
NOI	325,458	334,594	335,475	338,802	356,344
Adjustments:
Straight line rent	(21,705)	(23,997)	(19,107)	(25,367)	(24,871)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,152	1,064	1,007	1,475	1,934
Net direct financing lease adjustments	507	491	495	448	620
Cash NOI	$305,412	$312,152	$317,870	$315,358	$334,027
_____________________________________
(1) Rental income includes percentage rent of $2.1 million, $2.1 million, $2.6 million, $1.6 million, and$1.9 million for the three months ended September 30, 2015 , June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively.

Normalized Cash NOI

Three Months Ended
September 30, 2015
Cash NOI	$305,412
Adjustments for intra-quarter dispositions(1)	(533)
Normalized Cash NOI	$304,879
_____________________________________
(1) For properties disposed of during the three months ended September 30, 2015 , the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q3 2015 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include all properties that were owned for the entirety of both the current and prior reporting periods, except for properties during the current or prior year that were under development or redevelopment. The following tables show the Company's same store portfolio statistics, which included 3,777(1) properties, with 83.7 million aggregate square feet, acquired prior to July 1, 2014 and owned through September 30, 2015:

	Three Months Ended September 30,		Increase/(Decrease)
	2015	2014	$ Change	% Change
Contract Rental Revenue	$248,446	$246,206	$2,240	0.9%
Economic occupancy rate	98.3%	99.2%	NA	NA

		Contract Rental Revenue
	Number of	Three Months Ended September 30,		Increase/(Decrease)
	Properties	2015	2014	$ Change	% Change
Single-tenant retail	1,864	$98,617	$97,670	$947	1.0%
Anchored shopping centers	19	5,815	5,727	88	1.5%
Restaurant	1,596	48,187	47,516	671	1.4%
Industrial and Distribution	154	42,393	42,591	(198)	(0.5)%
Office	136	53,405	52,673	732	1.4%
Other(2)	8	29	29	—	—%
Total	3,777	$248,446	$246,206	$2,240	0.9%
_______________________________________________
(1) Built-to-suit and expansion properties are included in the same store population if the placed in service date was prior to July 1, 2014.
(2) Other properties includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q3 2015 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue

The following graphs compare the Company's same store Contract Rental Revenue composition to the Company's total portfolio, based on Annualized Rental Income, as of September 30, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q3 2015 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	Remaining 2015	2016	2017	2018	2019	Thereafter
Mortgage notes payable	$3,233,275	$3,738	$243,978	$449,073	$210,948	$286,379	$2,039,159
Unsecured credit facility	2,110,000	—	—	—	2,110,000	—	—
Corporate bonds	2,550,000	—	—	1,300,000	—	750,000	500,000
Convertible notes	1,000,000	—	—	—	597,500	—	402,500
Other debt	35,137	1,674	12,516	7,680	13,267	—	—
Total	$8,928,412	$5,412	$256,494	$1,756,753	$2,931,715	$1,036,379	$2,941,659

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	36.2%	5.02%	5.3
Unsecured credit facility	23.6%	2.72%	2.8
Corporate bonds	28.6%	2.80%	3.3
Convertible notes	11.2%	3.30%	3.8
Other debt	0.4%	5.81%	2.3
Total	100.0%	3.65%	4.0

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	63.4%	2.86%	3.2
Total secured debt	36.6%	5.03%	5.3
Total	100.0%	3.65%	4.0

Total fixed-rate debt (1)	87.6%	3.85%	4.1
Total variable-rate debt	12.4%	2.25%	2.7
Total	100.0%	3.65%	4.0

Preferred Equity	Balance (2)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
_______________________________________________
(1) Includes $1.3 billion of variable-rate debt fixed by way of interest rate swap agreement.
(2) Balance represents 42.8 million shares outstanding at at September 30, 2015 multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q3 2015 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in thousands)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q3 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of September 30, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	155,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	1/1/2018	133,025	5.61%		5.61%	I/O through 02/01/2016, then P&I
The Royal Bank of Scotland Plc	5/1/2023	124,300	3.84%		3.84%	I/O
JPMorgan Chase Bank, N.A.	9/1/2020	102,346	5.55%		5.55%	P&I
Bank of America, N.A.	1/1/2017	94,884	6.30%		6.30%	I/O
Wells Fargo Bank, National Association	3/1/2023	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	7/1/2022	68,110	4.54%		4.54%	I/O
Wells Fargo Bank, National Association	1/1/2023	66,000	4.24%		4.24%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	6/6/2020	63,419	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	5/1/2021	60,450	5.54%		5.54%	I/O
PNC Bank, National Association	1/1/2019	59,500	4.10%		4.10%	I/O
New York State Teachers' Retirement System	3/1/2019	55,000	4.41%		4.41%	I/O
Citigroup Global Markets Realty Corp	5/6/2022	54,300	6.05%		6.05%	I/O
Bank of America, N.A.	1/1/2017	51,836	5.90%		5.91%	I/O
Capital One, N.A.	11/20/2019	51,400	1mo. Libor + 1.95%	(3)	5.22%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/1/2021	51,250	5.25%		5.25%	I/O
US Bank National Association	11/11/2029	49,866	7.23%		7.23%	I/O
Wells Fargo Bank, National Association	2/1/2017	48,500	1mo. Libor + 2.47%	(3)	3.75%	I/O
JPMorgan Chase Bank, N.A.	5/1/2021	46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	5/6/2021	46,670	5.92%		5.92%	I/O
US Bank National Association	7/11/2016	43,700	6.03%		6.03%	I/O
People's United Bank	4/1/2021	42,500	5.55%		5.55%	I/O through 05/01/2016, then P&I
JPMorgan Chase Bank, N.A.	6/1/2020	41,491	5.71%		5.71%	P&I
Wells Fargo Bank, National Association	6/1/2022	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	1/1/2023	40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	11/1/2019	38,500	4.10%		4.10%	I/O
JPMorgan Chase Bank, N.A.	11/1/2017	38,315	6.34%		6.34%	I/O
LaSalle Bank National Association	1/1/2016	38,051	10.68%	(4)	10.68%	P&I
Wells Fargo Bank, National Association	3/1/2017	36,600	1mo. Libor + 2.50%	(3)	3.76%	I/O
The Royal Bank of Scotland Plc	1/1/2021	34,000	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/6/2020	31,500	5.25%		5.25%	I/O
Oritani Bank	5/1/2024	30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/6/2020	30,000	5.25%		5.25%	I/O
BOKF, NA dba Bank of Oklahoma	7/29/2018	29,392	1mo. Libor + 2.75%	(3)	4.10%	I/O
Jackson National Life Insurance Company	10/1/2021	29,450	4.25%		4.25%	I/O through 11/01/2018, then P&I
German American Capital Corporation	10/6/2022	29,160	4.48%		4.48%	I/O
LaSalle Bank National Association	1/1/2016	28,449	5.69%		5.69%	P&I

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q3 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of September 30, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
PNC Bank, National Association	9/1/2022	$28,401	4.00%		4.00%	P&I
German American Capital Corporation	10/6/2022	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	28,350	1mo. Libor + 2.20%	(3)	3.28%	I/O
PNC Bank, National Association	6/1/2022	27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	8/6/2019	27,725	4.73%		4.73%	I/O
Jackson National Life Insurance Company	7/1/2019	27,200	3.10%		3.10%	I/O
LaSalle Bank National Association	1/1/2017	25,620	5.81%		5.81%	I/O
Bank of America, N.A.	9/1/2017	24,466	5.28%		5.28%	P&I
John Hancock Life Insurance Company	10/1/2022	22,500	4.04%		4.04%	I/O
BOKF, NA dba Bank of Texas	12/31/2018	21,766	1mo. Libor + 1.80%	(3)	3.57%	I/O
German American Capital Corp	6/6/2022	19,623	4.60%		4.60%	P&I
Aviva Life and Annuity Company	7/1/2021	19,600	5.02%		5.02%	I/O through 08/01/2019, then P&I
The Variable Annuity Life Insurance Company	1/1/2023	19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	5/10/2021	19,513	5.67%		5.67%	I/O
Oritani Bank	5/1/2024	18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
The Royal Bank of Scotland Plc	3/1/2021	18,100	5.88%		5.88%	I/O
US Bank National Association	12/11/2016	17,500	5.55%		5.55%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	16,555	1mo. Libor + 2.20%	(3)	3.28%	I/O
JPMorgan Chase Bank, National Association	5/1/2021	16,324	5.54%		5.54%	P&I
US Bank National Association	1/11/2017	16,200	5.48%		5.48%	I/O
Wachovia Bank, National Association	12/11/2016	16,043	5.63%		5.63%	I/O
Oritani Bank	1/1/2023	15,000	3.75%		3.75%	I/O through 01/01/2018, then P&I
US Bank National Association	5/1/2016	14,746	5.84%		5.84%	P&I
Wells Fargo Bank, National Association	3/20/2023	14,378	3.23%		3.23%	I/O
BOKF, NA dba Bank of Texas	12/31/2018	14,150	1mo. Libor + 1.80%	(3)	3.57%	I/O
Wells Fargo Bank, National Association	3/1/2016	13,500	5.17%		5.17%	I/O
BOKF, NA dba Bank of Texas	12/31/2020	13,420	1mo. Libor + 1.85%	(3)	4.25%	I/O
US Bank National Association	7/1/2016	12,868	6.05%		6.05%	P&I
BOKF, NA dba Bank of Texas	7/13/2017	12,725	1mo. Libor + 2.25%	(3)	3.43%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	9/6/2017	12,270	3.70%		3.70%	I/O
Customers Bank	12/1/2016	11,805	3.75%		3.75%	I/O
JPMorgan Chase Bank, N.A.	7/1/2020	11,354	5.50%		5.50%	P&I
US Bank National Association	2/11/2017	10,332	5.68%		5.68%	I/O
US Bank National Association	11/11/2016	10,137	5.50%		5.50%	I/O
40/86 Mortgage Capital, Inc.	1/1/2019	10,050	5.00%		5.00%	I/O
Monumental Life Insurance Company	4/1/2023	9,746	3.95%		3.95%	P&I
Wachovia Bank, National Association	6/11/2016	8,625	6.56%		6.56%	I/O
Amegy Bank, National Association	8/31/2016	8,173	1mo. Libor + 2.95%		3.15%	I/O
Transamerica Life Insurance Company	8/1/2030	7,506	5.57%		5.57%	P&I
Transamerica Life Insurance Company	8/1/2030	6,700	5.32%		5.32%	P&I

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q3 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of September 30, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
US Bank National Association	5/11/2017	$6,262	5.45%		5.45%	I/O
Customers Bank	8/16/2017	5,500	3.63%		3.63%	I/O
BOKF, NA dba Bank of Texas	10/31/2016	5,060	1mo. Libor + 2.25%	(3)	3.70%	I/O
Wells Fargo Bank, National Association	3/1/2017	4,800	1mo. Libor + 2.50%	(3)	3.76%	I/O
Capital Lease Funding, LLC	7/15/2018	1,754	7.20%		7.20%	P&I
US Bank National Association	4/15/2019	1,678	5.40%		5.40%	I/O
Bear Stearns Commercial Mortgage, Inc.	9/1/2017	1,678	5.88%		5.88%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	1,562	1mo. Libor + 2.45%	(3)	3.39%	I/O
US Bank National Association	12/11/2016	1,317	6.18%		6.18%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	562	1mo. Libor + 2.45%	(3)	3.39%	I/O
Transamerica Life Insurance Company	8/1/2030	380	5.93%		5.93%	P&I
US Bank National Association	12/11/2015	173	5.83%		5.83%	I/O
		$3,233,275			5.02%
_______________________________________________
(1) Represents interest rate in effect at September 30, 2015. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.
(2) I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.
(3) Variable-rate loan fixed by way of interest rate swap agreement.
(4) On March 6, 2015, the Company received a notice of default from the lender of a non-recourse loan, with a principal balance of $38.1 million as of September 30, 2015, due to the Company’s failure to pay a reserve payment required per the loan agreement. Due to the default, the Company is currently accruing interest at the default rate of interest of 10.68% per annum. The Company is actively negotiating with the servicer to either restructure the loan or complete foreclosure proceedings.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q3 2015 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the covenants and are not measures of our liquidity or performance. As of September 30, 2015, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	September 30, 2015
Maximum leverage ratio	≤ 60%	43.9%
Minimum fixed charge coverage ratio	≥ 1.5x	2.70x
Secured leverage ratio	≤ 45%	15.8%
Total unencumbered asset value ratio	≤ 60%	42.8%
Minimum tangible net worth covenant	≥ $5.5 B	$8.8B
Minimum unencumbered interest coverage ratio	≥ 1.75x	4.78x
Minimum unencumbered asset value	≥ $8.0 B	$13.2B

Corporate Bond Key Covenants	Required	September 30, 2015
Limitation on incurrence of total debt	≤ 65%	49.9%
Limitation on incurrence of secured debt	≤ 40%	18.5%
Debt service coverage ratio	≥ 1.5x	3.12x
Maintenance of total unencumbered assets	≥ 150%	204.7%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q3 2015 SUPPLEMENTAL INFORMATION

Acquisitions and Development Projects (unaudited, square feet and dollars in thousands)

Acquisitions
There was no acquisitions activity during the three months ended September 30, 2015.

Development Projects
The following table provides a summary of our development projects at September 30, 2015. During the three months ended September 30, 2015, the Company capitalized $6.2 million of additional development costs and placed $68.7 million of assets into service.

Description	Number of Properties	Estimated Completion Date	Investment to Date	Remaining Estimated Investment	Estimated Cash Cap Rate (1)
Build-to-suits
Family Dollar Portfolio	10	Various	$9,470	$4,084	7.3%
Redevelopment(2)
FedEx Expansions	3	Various	8,036	2,084	8.7%
Mattress Firm	1	2/1/2016	160	1,279	10.2%
Total			$17,666	$7,447
_______________________________________________
(1) Rent will commence in accordance with the respective lease agreement. In general, rent commences upon delivery of the space to the tenant.
(2) Excludes tenant improvement costs incurred in accordance with existing leases. As of September 30, 2015, $16.7 million of tenant improvement costs were included in land and construction in progress in the consolidated financial statements.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q3 2015 SUPPLEMENTAL INFORMATION

Dispositions (unaudited, square feet and dollars in thousands)

Dispositions

The following table shows the 77 properties that were disposed of during the three months ended September 30, 2015.

Property	Number of Properties	Location	Square Feet	Remaining Lease Term (Years)(1)	Cash Cap Rate	Sale Price	Real Estate Gain (2)	Goodwill Allocation(3)	GAAP Gain (Loss)(4)
CVS portfolio	68	Various	907	24.5	6.2%	$318,229	$9,997	$(18,453)	$(8,456)
Hash House A Go Go	1	Las Vegas, NV	6	0.1	7.7%	2,325	540	(178)	362
Golden Corral	1	Jacksonville, FL	10	2.0	7.8%	1,050	33	(86)	(53)
Dragon China	1	Carlsbad, NM	7	5.0	7.0%	585	233	(45)	188
Vacant properties	3	Various	16	—	—%	710	24	—	24
Other (5)	—		—	—	—	771	1,393	—	1,393
Consolidated Joint Venture (6)	3	Chandler, AZ	752	5.7	6.6%	69,750	6,729	—	6,729
Total	77		1,698	20.9	6.3%	$393,420	$18,949	$(18,762)	$187
_______________________________________________
(1) Represents the remaining lease term from the date of sale.
(2) Equals sale price less GAAP net book value and selling costs.
(3) In accordance with GAAP, the Company allocated a portion of the Real Estate Investment segment goodwill to the respective sold property to calculate the GAAP gain (loss). See Note 4 – Goodwill and Other Intangibles of our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2015 for a further description of our goodwill allocation methodology.
(4) Equals sale price less GAAP net book value, including goodwill allocation, and selling costs.
(5) Represents proceeds received and net GAAP gains/losses recorded for condemnations, easements, held for sale assets and post-close adjustments.
(6) The Company disposed of its interest in one consolidated joint venture, whose only assets were investments in three unconsolidated joint ventures, for an aggregate gross sales price of $77.5 million, of which the Company's share was $69.8 million, resulting in proceeds of $43.0 million, after debt repayment and closing costs. The Company's proceeds after distribution to the joint venture partner were $35.8 million. Number of properties, square feet and cash cap rate represent the total amount related to the three anchored shopping centers owned by the three unconsolidated joint ventures, not the Company's share. The sale price, real estate gain and GAAP gain (loss) represent the Company's share.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q3 2015 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet and dollars in thousands)

Properties owned	4,572
Rentable square feet	100,950
Economic occupancy rate	98.3%
Weighted-average remaining lease term (years)	11.1
Investment-Grade Tenants	43.5%
Flat leases	21.5%
NNN leases	63.4%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q3 2015 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	3,889	3.9%	$159,625	12.0%	B-
Walgreens	123	1,786	1.8%	44,732	3.4%	BBB
Family Dollar	203	3,401	3.4%	37,217	2.8%	BB
CVS	107	1,503	1.5%	35,069	2.6%	BBB+
Dollar General	405	3,748	3.7%	34,289	2.6%	BBB-
FedEx	56	3,383	3.4%	33,263	2.5%	BBB
Albertson's	33	1,923	1.9%	23,633	1.8%	B
General Service Administration	23	1,021	1.0%	23,602	1.8%	AA+
Citizens Bank	177	894	0.9%	21,126	1.6%	A-
AT&T	4	1,107	1.1%	20,092	1.5%	BBB+
Total	1,162	22,655	22.6%	$432,648	32.6%

Tenant Industry Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	405	6,776	6.7%	$252,478	19.0%
Manufacturing	68	18,710	18.5%	123,668	9.3%
Restaurants - Quick Service	984	4,270	4.2%	119,238	9.0%
Retail - Discount	635	10,464	10.4%	95,644	7.2%
Retail - Pharmacy	270	3,996	4.0%	93,554	7.1%
Finance	307	3,096	3.1%	66,089	5.0%
Professional Services	70	4,232	4.2%	59,889	4.5%
Retail - Grocery & Supermarket	84	5,450	5.4%	57,086	4.3%
Retail - Home & Garden	100	7,479	7.4%	53,061	4.0%
Logistics	63	4,832	4.8%	42,052	3.2%
Total	2,986	69,305	68.7%	$962,759	72.6%

Geographic Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	621	11,718	11.6%	$171,032	12.9%
Illinois	190	6,094	6.0%	81,185	6.1%
Florida	301	5,114	5.1%	80,110	6.0%
California	98	4,809	4.8%	70,580	5.3%
Georgia	223	4,851	4.8%	67,422	5.1%
Pennsylvania	174	5,827	5.8%	59,535	4.5%
Ohio	297	5,775	5.7%	56,204	4.2%
Indiana	145	5,945	5.9%	44,091	3.3%
North Carolina	185	3,940	3.9%	43,163	3.3%
Michigan	193	2,493	2.5%	39,255	3.0%
Total	2,427	56,566	56.1%	$712,577	53.7%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q3 2015 SUPPLEMENTAL INFORMATION

Metropolitan Statistical Area (MSA) Concentration(1)	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	127	5,717	5.7%	$72,055	5.4%
Dallas, TX	129	3,813	3.8%	59,078	4.5%
Atlanta, GA	101	3,546	3.5%	46,087	3.5%
Houston, TX	102	2,899	2.9%	32,149	2.4%
Philadelphia, PA	55	2,058	2.0%	29,233	2.2%
New York, NY	30	1,165	1.2%	27,100	2.0%
Phoenix, AZ	52	1,643	1.6%	26,565	2.0%
Boston, MA	28	1,819	1.8%	24,946	1.9%
Indianapolis, IN	42	2,705	2.7%	20,490	1.5%
Washington, DC	32	890	0.9%	19,937	1.5%
Total	698	26,255	26.1%	$357,640	26.9%
_________________________
(1) MSA locations represent the single nearest major metropolitan area.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q3 2015 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	3,889	3.9%	$159,625	12.0%	B-
Walgreens	123	1,786	1.8%	44,732	3.4%	BBB
Family Dollar	203	3,401	3.4%	37,217	2.8%	BB
CVS	107	1,503	1.5%	35,069	2.6%	BBB+
Dollar General	405	3,748	3.7%	34,289	2.6%	BBB-
FedEx	56	3,383	3.4%	33,263	2.5%	BBB
Albertson's	33	1,923	1.9%	23,633	1.8%	B
General Service Administration	23	1,021	1.0%	23,602	1.8%	AA+
Citizens Bank	177	894	0.9%	21,126	1.6%	A-
AT&T	4	1,107	1.1%	20,092	1.5%	BBB+
BJ's Wholesale Club	4	2,223	2.2%	19,254	1.5%	B-
AON	8	1,203	1.2%	18,154	1.4%	A-
PetSmart	12	858	0.9%	17,610	1.3%	B
Goodyear	10	4,728	4.7%	16,550	1.3%	BB
Tractor Supply	58	1,213	1.2%	15,709	1.2%	NR
Wal-Mart	9	1,944	1.9%	14,608	1.1%	AA
Home Depot	12	2,162	2.1%	14,252	1.1%	A
Amazon	3	3,048	3.0%	14,159	1.1%	AA-
Total	1,278	40,034	39.8%	$562,944	42.6%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q3 2015 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry (1)	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administrative & Support Services	5	430	0.4%	$4,054	0.3%
Agricultural	2	138	0.1%	1,245	0.1%
Education	4	1,288	1.3%	5,812	0.4%
Entertainment & Recreation	21	848	0.8%	15,861	1.2%
Finance	307	3,096	3.1%	66,089	5.0%
Government & Public Services	31	1,280	1.3%	30,927	2.3%
Healthcare	81	1,661	1.7%	29,490	2.2%
Information & Communication	16	1,302	1.3%	24,511	1.8%
Insurance	19	2,171	2.2%	39,532	3.0%
Logistics	63	4,832	4.8%	42,052	3.2%
Manufacturing	68	18,710	18.5%	123,668	9.3%
Mining & Natural Resources	16	745	0.7%	14,760	1.1%
Other Services	31	5,217	5.2%	18,921	1.4%
Professional Services	70	4,232	4.2%	59,889	4.5%
Real Estate	4	59	0.1%	936	0.1%
Rental	9	713	0.7%	6,734	0.5%
Restaurants - Casual Dining	405	6,776	6.7%	252,478	19.0%
Restaurants - Quick Service	984	4,270	4.2%	119,238	9.0%
Retail - Apparel & Jewelry	15	1,403	1.4%	15,311	1.2%
Retail - Department Stores	13	964	0.9%	8,015	0.6%
Retail - Discount	636	10,489	10.4%	96,005	7.2%
Retail - Electronics & Appliances	22	676	0.7%	9,222	0.7%
Retail - Gas & Convenience	127	527	0.5%	27,193	2.1%
Retail - Grocery & Supermarket	84	5,450	5.4%	57,086	4.3%
Retail - Hobby, Books & Music	9	340	0.3%	2,978	0.2%
Retail - Home & Garden	100	7,479	7.4%	53,061	4.0%
Retail - Home Furnishings	40	492	0.5%	7,823	0.6%
Retail - Internet	3	3,048	3.0%	14,159	1.1%
Retail - Motor Vehicle	167	1,197	1.2%	22,014	1.7%
Retail - Office Supply	4	76	0.1%	1,155	0.1%
Retail - Pet Supply	15	903	0.9%	18,444	1.4%
Retail - Pharmacy	270	3,996	4.0%	93,554	7.0%
Retail - Specialty (Other)	23	561	0.5%	6,168	0.5%
Retail - Sporting Goods	20	1,186	1.2%	14,254	1.1%
Retail - Warehouse Clubs	8	2,631	2.6%	22,368	1.7%
Other	15	89	—%	1,345	0.1%
Total	3,707	99,275	98.3%	$1,326,352	100.0%
_______________________________________________
(1) Industry classifications are based on the North American Industry Classification System.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q3 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	156	1,745	1.7%	$30,896	2.3%
Alaska	3	25	—%	774	0.1%
Arizona	84	2,369	2.3%	37,366	2.8%
Arkansas	103	1,027	1.0%	13,044	1.0%
California	98	4,809	4.8%	70,580	5.3%
Colorado	58	1,813	1.8%	30,248	2.3%
Connecticut	20	100	0.1%	2,842	0.2%
Delaware	12	102	0.1%	2,382	0.2%
District of Columbia	1	3	—%	44	—%
Florida	301	5,114	5.1%	80,110	6.0%
Georgia	223	4,851	4.8%	67,422	5.1%
Idaho	20	148	0.1%	3,723	0.3%
Illinois	190	6,094	6.0%	81,185	6.1%
Indiana	145	5,945	5.9%	44,091	3.3%
Iowa	53	1,609	1.6%	14,081	1.1%
Kansas	49	2,278	2.3%	15,409	1.2%
Kentucky	94	2,233	2.2%	26,395	2.0%
Louisiana	99	1,633	1.6%	22,459	1.7%
Maine	25	648	0.6%	8,547	0.6%
Maryland	33	869	0.9%	16,335	1.2%
Massachusetts	39	2,579	2.6%	30,157	2.3%
Michigan	193	2,493	2.5%	39,255	3.0%
Minnesota	47	583	0.6%	9,187	0.7%
Mississippi	80	1,830	1.8%	16,155	1.2%
Missouri	166	1,862	1.8%	26,210	2.0%
Montana	10	116	0.1%	2,020	0.2%
Nebraska	22	766	0.8%	11,689	0.9%
Nevada	32	747	0.7%	9,544	0.7%
New Hampshire	20	254	0.3%	4,398	0.3%
New Jersey	39	1,693	1.7%	37,347	2.8%
New Mexico	59	961	1.0%	13,886	1.0%
New York	92	1,786	1.8%	33,948	2.6%
North Carolina	185	3,940	3.9%	43,163	3.2%
North Dakota	12	201	0.2%	4,251	0.3%
Ohio	297	5,775	5.7%	56,204	4.2%
Oklahoma	85	2,096	2.1%	26,432	2.0%
Oregon	17	320	0.3%	5,609	0.4%
Pennsylvania	174	5,827	5.8%	59,535	4.5%
Rhode Island	14	214	0.2%	3,632	0.3%
South Carolina	127	3,385	3.4%	30,679	2.3%
South Dakota	12	141	0.1%	1,614	0.1%
Tennessee	133	3,455	3.4%	33,948	2.6%
Texas	621	11,718	11.6%	171,032	12.9%
Utah	12	115	0.1%	2,628	0.2%
Vermont	7	24	—%	472	—%
Virginia	120	2,121	2.1%	38,085	2.9%
Washington	27	492	0.5%	$10,572	0.8%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q3 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
West Virginia	43	257	0.3%	6,513	0.5%
Wisconsin	87	1,483	1.4%	18,348	1.4%
Wyoming	11	70	0.1%	1,701	0.1%
Territories
Puerto Rico	3	88	0.1%	2,430	0.2%
Canadian Provinces
Alberta	4	32	—%	1,912	0.1%
Manitoba	2	16	—%	827	0.1%
Ontario	11	78	0.1%	4,208	0.3%
Saskatchewan	2	17	—%	828	0.1%
Total	4,572	100,950	100.0%	$1,326,352	100.0%
Percentages based on annualized rental income.

Number of Properties by Region

Canada: 19 Properties | 0.6%
PACIFIC NORTHWEST
88 Properties
1.8%
NORTHEAST
256 Properties
9.1%
MIDWEST
1,070 Properties
22.0%
MID-ATLANTIC
680 Properties
13.5%
PACIFIC SOUTHWEST
343 Properties
12.4%
SOUTHWEST
908 Properties
17.6%
SOUTHEAST
1,208 Properties
23.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q3 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
Remaining 2015	61	713	0.7%	$8,356	0.6%
2016	128	3,557	3.5%	33,835	2.6%
2017	252	5,022	5.0%	58,536	4.4%
2018	244	3,044	3.0%	41,004	3.1%
2019	188	3,360	3.3%	57,552	4.3%
2020	244	4,604	4.5%	52,662	4.0%
2021	163	10,984	10.9%	84,214	6.3%
2022	257	9,380	9.3%	78,546	5.9%
2023	233	6,561	6.5%	87,601	6.6%
2024	176	9,969	9.9%	123,235	9.3%
Thereafter	1,761	42,081	41.7%	700,811	52.9%
Total	3,707	99,275	98.3%	$1,326,352	100.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q3 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

Remaining 2015
Single-tenant retail	—	—	—%	$—	—%
Anchored shopping centers	3	9	—%	41	—%
Restaurant	43	161	0.2%	1,587	0.1%
Industrial & Distribution	—	—	—%	—	—%
Office	14	543	0.5%	6,728	0.5%
Other(1)	1	—	—%	—	—%
Total Remaining 2015	61	713	0.7%	$8,356	0.6%

2016
Single-tenant retail	13	139	0.1%	$1,552	0.1%
Anchored shopping centers	15	75	0.1%	1,138	0.1%
Restaurant	79	358	0.4%	8,450	0.6%
Industrial & Distribution	7	2,244	2.2%	9,885	0.7%
Office	13	741	0.7%	12,791	1.1%
Other(1)	1	—	—%	19	—%
Total 2016	128	3,557	3.5%	$33,835	2.6%

2017
Single-tenant retail	100	591	0.6%	$13,748	1.0%
Anchored shopping centers	32	152	0.1%	2,656	0.2%
Restaurant	85	586	0.6%	10,874	0.8%
Industrial & Distribution	10	2,488	2.5%	11,272	0.8%
Office	23	1,205	1.2%	19,904	1.5%
Other(1)	2	—	—%	82	0.1%
Total 2017	252	5,022	5.0%	$58,536	4.4%

2018
Single-tenant retail	74	965	1.0%	$13,877	1.0%
Anchored shopping centers	29	303	0.3%	4,192	0.3%
Restaurant	115	422	0.4%	10,203	0.8%
Industrial & Distribution	12	1,013	1.0%	5,237	0.4%
Office	12	341	0.3%	7,477	0.6%
Other(1)	2	—	—%	18	—%
Total 2018	244	3,044	3.0%	$41,004	3.1%

_______________________________________________
(1) Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q3 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2019
Single-tenant retail	55	1,311	1.3%	$15,295	1.1%
Anchored shopping centers	25	242	0.2%	3,586	0.3%
Restaurant	86	467	0.5%	10,341	0.8%
Industrial & distribution	3	137	0.1%	1,275	0.1%
Office	19	1,203	1.2%	27,055	2.0%
Other(1)	—	—	—%	—	—%
Total 2019	188	3,360	3.3%	$57,552	4.3%

2020
Single-tenant retail	84	1,098	1.1%	$13,821	1.0%
Anchored shopping centers	14	137	0.1%	1,729	0.2%
Restaurant	116	443	0.4%	9,499	0.7%
Industrial & distribution	8	1,591	1.6%	6,319	0.5%
Office	21	1,335	1.3%	21,293	1.6%
Other(1)	1	—	—%	1	—%
Total 2020	244	4,604	4.5%	$52,662	4.0%

2021
Single-tenant retail	63	1,232	1.2%	$19,427	1.5%
Anchored shopping centers	10	120	0.1%	1,904	0.1%
Restaurant	55	207	0.2%	6,011	0.5%
Industrial & distribution	16	7,654	7.6%	27,150	2.0%
Office	19	1,771	1.8%	29,722	2.2%
Other(1)	—	—	—%	—	—%
Total 2021	163	10,984	10.9%	$84,214	6.3%

2022
Single-tenant retail	157	2,131	2.1%	$28,422	2.1%
Anchored shopping centers	5	66	0.1%	1,333	0.1%
Restaurant	55	371	0.4%	8,146	0.6%
Industrial & distribution	30	5,741	5.7%	21,127	1.6%
Office	10	1,071	1.0%	19,518	1.5%
Other(1)	—	—	—%	—	—%
Total 2022	257	9,380	9.3%	$78,546	5.9%
_______________________________________________
(1) Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q3 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2023
Single-tenant retail	124	1,885	1.9%	$23,553	1.8%
Anchored shopping centers	8	132	0.1%	2,699	0.2%
Restaurant	59	333	0.3%	7,425	0.6%
Industrial & Distribution	16	2,526	2.5%	17,542	1.3%
Office	26	1,685	1.7%	36,382	2.7%
Other(1)	—	—	—%	—	—%
Total 2023	233	6,561	6.5%	$87,601	6.6%

2024
Single-tenant retail	86	2,111	2.1%	$27,396	2.1%
Anchored shopping centers	3	14	—%	332	—%
Restaurant	47	228	0.2%	6,261	0.5%
Industrial & Distribution	12	3,509	3.5%	15,481	1.2%
Office	28	4,107	4.1%	73,765	5.5%
Other(1)	—	—	—%	—	—%
Total 2024	176	9,969	9.9%	$123,235	9.3%

Thereafter
Single-tenant retail	1,032	18,450	18.3%	$266,201	20.2%
Anchored shopping centers	18	433	0.4%	4,297	0.3%
Restaurant	606	7,324	7.3%	289,790	21.9%
Industrial & distribution	55	13,273	13.1%	89,294	6.7%
Office	49	2,601	2.6%	50,814	3.8%
Other(1)	1	—	—%	415	—%
Total Thereafter	1,761	42,082	41.7%	$700,811	52.9%

Total Remaining Lease Expirations	3,707	99,275	98.3%	$1,326,352	100.0%
_______________________________________________
(1) Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q3 2015 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Type of Lease Clause
(square feet and dollars in thousands)

	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent	2,189	63,206	62.6%	$908,988	68.6%
CPI	281	8,443	8.4%	131,640	9.9%
Flat	1,237	27,626	27.3%	285,724	21.5%
Total	3,707	99,275	98.3%	$1,326,352	100.0%

Lease Clause Type by Property Type

$500
$400
$300
$200
$100
$0
Annualized Rental Income (in millions)
$423.3
$161.5
$72.3
$189.5
$23.9
$368.6
$26.7
$25.8
$316.1
$204.6
$56.3
$138.0
$305.5
$28.7
$23.0
$253.8
Single-Tenant Retail
Anchored Shopping Centers
Restaurant
Industrial & Distribution
Office
Fixed
CPI
Flat

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q3 2015 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,693	58,942	58.4%	$840,762	63.4%
NN	955	38,613	38.2%	445,415	33.6%
Other (1)	59	1,720	1.7%	40,175	3.0%
Total	3,707	99,275	98.3%	$1,326,352	100%
_______________________________________________
(1) Includes gross, modified gross, billboard and month-to-month leases

Tenant Expense Obligation by Property Type

Annualized Rental Income (in millions)
$500
$400
$300
$200
$100
$0
$423.3
$122.5
$300.2
$23.9
$368.6
$366.9
$204.6
$102.1
$102.5
$305.5
$39.4
$197.1
$69.0
Single-Tenant Retail
Anchored Shopping Centers
Restaurant
Industrial & Distribution
Office
NNN
NN
Other

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q3 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Type (unaudited, square feet and dollars in thousands)

Property Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Single-tenant retail	2,027	29,916	29.7%	$423,292	32.0%
Anchored shopping centers	20	1,726	1.7%	23,907	1.8%
Restaurant	2,165	11,028	10.9%	368,587	27.8%
Industrial & Distribution	172	40,984	40.6%	204,567	15.4%
Office	168	17,296	17.1%	305,449	23.0%
Other(1)	20	—	—%	550	—%
Total	4,572	100,950	100.0%	$1,326,352	100.0%
_______________________________________________
(1) Includes billboard, construction in progress, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 42

Q3 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Single-Tenant Retail (unaudited, percentages based on Annualized Rental Income of the single-tenant retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of single-tenant retail properties	2,027
Rentable square feet	29,916
Economic occupancy rate	100.0%
Weighted-average remaining lease term (years)	11.2
Investment-Grade Tenants	50.1%
Flat leases	38.2%
NNN leases	70.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 43

Q3 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Anchored Shopping Centers (unaudited, percentages based on Annualized Rental Income of the anchored shopping center properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of anchored shopping center properties	20
Rentable square feet	1,726
Economic occupancy rate	97.4%
Weighted-average remaining lease term (years)	5.8
Investment-Grade Tenants	33.4%
Flat leases	51.8%
NNN leases	6.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 44

Q3 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet and in thousands)

Number of restaurant properties	2,165
Rentable square feet	11,028
Economic occupancy rate	98.8%
Weighted-average remaining lease term	15.8
Investment-Grade Tenants	2.6%
Flat leases	7.3%
NNN leases	99.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 45

Q3 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial & distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of industrial & distribution properties	172
Rentable square feet	40,984
Economic occupancy rate	98.0%
Weighted-average remaining lease term (years)	9.0
Investment-Grade Tenants	58%
Flat leases	27.5%
NNN leases	50.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 46

Q3 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of office properties	168
Rentable square feet	17,296
Economic occupancy rate	96.0%
Weighted-average remaining lease term (years)	7.1
Investment-Grade Tenants	74.8%
Flat leases	9.4%
NNN leases	22.6%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 47

Q3 2015 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of September 30, 2015:

Joint Venture	Partner	Ownership % (1)	Pro rata Share of Purchase Price	Rentable Square Feet (2)	Annualized Rental Income (1)	Debt (2) (3)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232	$2,942	$20,400	Home Depot, Best Buy
Cole/LBA JV OF Pleasanton CA, LLC	Affiliate of LBA Realty	90%	86,850	343	6,517	57,000	Clorox Companies
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,061	26,000	Publix, Belk
Total			$137,279	855	$12,520	$103,400

Company's aggregate interest					$10,091	$84,900
_______________________________________________
(1) The Company's ownership interest reflects its legal ownership interest. Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests.
(2) Represents information for the total unconsolidated joint venture.
(3) Debt represents secured fixed and variable rates ranging from 2.10% to 5.2% and maturities ranging from October 2015 to July 2021, with a weighted-average interest rate of 2.84% as of September 30, 2015 and a weighted-average years to maturity of 2.03 years as of September 30, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 48

Cole Capital

COLE CAPITAL

FedEx
BJ's
WHOLESALE CLUB
ENTRANCE
RedHead
Bass Pro Shops
Outpost
KOHL'S
Owned By Cole Office & Industrial REIT (CCIT II), Inc.
Owned by Cole Credit Property Trust IV, Inc.
Owned by Cole Credit Property Trust IV, Inc.
Owned By Cole Office & Industrial REIT (CCIT II), Inc.
Owned by Cole Credit Property Trust V, Inc.
Owned by Cole Credit Property Trust V, Inc.

VEREIT

Quarterly Supplemental Information
Third Quarter 2015

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 49

Q3 2015 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Revenues:
Offering-related fees and reimbursements	$5,850	$5,516	$3,117	$13,152	$21,535
Transaction service fees and reimbursements	7,400	7,036	10,260	20,550	24,423
Management fees and reimbursements	14,296	13,977	14,117	18,580	13,839
Total Cole Capital revenues	27,546	26,529	27,494	52,282	59,797
Operating Expenses:
Cole Capital reallowed fees and commissions	3,896	3,710	2,031	9,326	15,398
Acquisition related	74	—	459	3,362	—
Merger and other non-routine transaction related	—	—	—	23	19
General and administrative	16,994	17,131	17,736	31,036	17,265
Depreciation and amortization	8,384	8,391	8,353	7,050	25,077
Impairments	—	—	—	309,444	—
Total operating expenses	29,348	29,232	28,579	360,241	57,759
Operating (loss) income	(1,802)	(2,703)	(1,085)	(307,959)	2,038
Total other income, net	465	392	1,219	2,316	179
(Loss) income before income and franchise taxes	(1,337)	(2,311)	134	(305,643)	2,217
Benefit from (provision for) income and franchise taxes	738	1,869	(220)	27,979	(1,131)
Net (loss) income	$(599)	$(442)	$(86)	$(277,664)	$1,086

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 50

Q3 2015 SUPPLEMENTAL INFORMATION

FFO and AFFO - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net (loss) income	$(599)	$(442)	$(86)	$(277,664)	$1,086
FFO	(599)	(442)	(86)	(277,664)	1,086

Acquisition related expenses	74	—	459	3,362	—
Merger and other non-routine transactions	—	—	—	23	19
Impairment of intangible assets	—	—	—	309,444	—
Amortization of management contracts	7,510	7,510	7,510	6,233	24,288
Deferred tax benefit (1)	(5,701)	(3,874)	(3,972)	(33,324)	—
Equity-based compensation expense, net of forfeitures (2)	2,943	2,998	416	3,017	3,455
Other amortization and non-cash charges	782	776	735	739	710
AFFO	$5,009	$6,968	$5,062	$11,830	$29,558

Weighted-average shares outstanding - basic	903,461,323	903,339,143	902,996,270	902,528,136	902,096,102
Effect of dilutive securities (3)	25,995,886	26,348,273	26,157,663	29,629,740	44,970,255
Weighted-average shares outstanding - diluted (4)	929,457,209	929,687,416	929,153,933	932,157,876	947,066,357

FFO per diluted share	$(0.001)	$—	$—	$(0.298)	$0.001
AFFO per diluted share	$0.005	$0.007	$0.005	$0.013	$0.031
_________________________________
(1) This adjustment represents the non-current portion of the tax benefit recognized in net loss in order to show only the current portion of the benefit or provision as an impact to AFFO.
(2) During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the resignation of certain executives.
(3) Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares, certain unvested restricted stock units and convertible preferred stock, as applicable.
(4) Weighted-average shares for all periods presented exclude the effect of the convertible debt as the strike price of each convertible debt instrument is greater than the price of the Company’s common stock as of the end of each reporting period presented. In addition, for the three months ended September 30, 2015, 1.5 million shares underlying restricted stock units that are contingently issuable have been excluded based on the Company’s level of achievement of certain performance targets through September 30, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 51

Q3 2015 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net (loss) income	$(599)	$(442)	$(86)	$(277,664)	$1,086
Adjustments:
Depreciation and amortization	8,384	8,391	8,353	7,050	25,077
(Benefit from) provision for income taxes	(738)	(1,869)	220	(27,979)	1,131
EBITDA	$7,047	$6,080	$8,487	$(298,593)	$27,294
Impairment of intangible assets	—	—	—	309,444	—
Acquisition related expenses	74	—	459	3,362	—
Merger and other non-routine transactions	—	—	—	23	19
Program development costs write-off	—	—	—	13,109	—
Other amortization and non-cash charges	(92)	(105)	(108)	(78)	(79)
Normalized EBITDA	$7,029	$5,975	$8,838	$27,267	$27,234

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 52

Q3 2015 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, dollars in thousands)

In its capacity as advisor to the Managed Programs, Cole Capital incurs certain costs on behalf of the Managed Programs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the reimbursements as revenue in the same period. The following table presents the Cole Capital segment revenue and general and administrative expenses, each net of reimbursements from the Managed Programs.

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Cole Capital revenue, net of reallowed fees and commissions	$23,650	$22,819	$25,463	$42,956	$44,399
Less: Expense reimbursements from Managed Programs recorded as revenue	4,549	4,828	3,715	7,807	7,718
Net Cole Capital Revenue	19,101	17,991	21,748	35,149	36,681
Other income	465	392	1,219	2,316	179
Net Cole Capital Revenue and other income	$19,566	$18,383	$22,967	$37,465	$36,860

Total consolidated general and administrative expenses	$32,842	$33,958	$33,106	$44,622	$30,213
Less: REI segment general and administrative expenses	15,848	16,827	15,370	13,586	12,948
Cole Capital general and administrative expenses	16,994	17,131	17,736	31,036	17,265
Less:
Expenses reimbursed from Managed Programs	4,549	4,828	3,715	7,807	7,718
Net Cole Capital G&A expense	12,445	12,303	14,021	23,229	9,547
Expenses incurred recorded as program development costs	3,002	3,728	4,042	(2,936)	15,191
Normalized Net Cole Capital G&A expense	$15,447	$16,031	$18,063	$20,293	$24,738

EBITDA Margin	35.9%	32.5%	38.5%	72.8%	73.9%
Normalized Net Cole Capital G&A expense as percent of Net Cole Capital Revenue and other income	78.9%	87.2%	78.6%	54.2%	67.1%
See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 53

Q3 2015 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Managed Programs. The reimbursement of these expenses by the Managed Programs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Managed Programs in excess of these limits that are expected to be collected as the Managed Programs raise additional funds, are recorded as program development costs on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Managed Programs' respective offerings, and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

	Program Development Costs(1) for the Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014		September 30, 2014
Beginning Balance	$19,006	$16,322	$12,871	$18,029		$6,984
Expenses incurred in excess of limits	5,054	6,033	6,732	10,173		15,191
Offering-related reimbursement revenue	(1,130)	(1,044)	(591)	(2,222)		(4,146)
Reserve for uncollectible amounts and write-offs(2)	(2,052)	(2,305)	(2,690)	(13,109)	(3)	—
Ending Balance	$20,878	$19,006	$16,322	$12,871		$18,029
_______________________________________________
(1) Excludes INAV (as defined in the "Program Summary" of the Managed Programs section on page 55), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.
(2) Reserves for estimated uncollectible amounts are recorded as a general and administrative expense in the respective period.
(3) Write-off recorded in connection with the impairment of the management and advisory contracts with the Managed Programs.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 54

Q3 2015 SUPPLEMENTAL INFORMATION

Managed Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Managed Programs' cumulative activity summary information from each respective program's offering commencement date through or as of September 30, 2015:

Program	Capital Raised (1)	DRIP (2)	Number of Investments (3)	Assets Under Management	Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$204,915	$6,362	111	$469,426	$310,860	(4)
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	162,605	5,324	73	221,282	100,254
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	335,594	10,273	26	830,515	535,485	(5)
Total Open Programs	703,114	21,959	210	1,521,223	946,599

Closed Programs:
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961	216,176	855	4,534,501	1,940,424
Other Programs(6)	372,617	—	49	506,226	253,930
Total Closed Programs	3,288,578	216,176	904	5,040,727	2,194,354

Total	$3,991,692	$238,135	1,114	$6,561,950	$3,140,953
_______________________________________________
(1) Represents gross proceeds, excluding DRIP shares issued.
(2) DRIP represents the value of shares issued under each respective program's distribution reinvestment plan.
(3) Number of investments includes properties owned through consolidated and unconsolidated joint ventures and build-to-suit development projects.
(4) Includes $20.0 million outstanding to the Company on a revolving line of credit.
(5) Includes $30.0 million outstanding to the Company on a revolving line of credit.
(6) Other Programs include tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 55

Q3 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited)

Offering Summary
The following table shows offering summary information for the Managed Programs as of September 30, 2015:

Program	Primary Investment Strategy	Offering Commencement Date	% of Outstanding Shares Owned by VEREIT	Offering Price/NAV	Annualized Distribution
CCPT V	Retail	3/17/2014	1.39%	$25.00	6.30%
INAV	Diversified	12/6/2011(1)	0.16%	(2) (3)	(3)
CCIT II	Office and industrial	9/17/2013	0.85%	$10.00	6.30%
Closed Programs(4)	Various	Prior to 2012	less than 0.01%	Various	Various
_______________________________________________
(1) On August 26, 2013, INAV designated the existing shares of INAV's common stock that were sold prior to such date to be Wrap Class shares (“W Shares”) of common stock and registered two new classes of INAV common stock, Advisor Class shares (“A Shares”) and Institutional Class shares (“I Shares”). As the existing class of common stock, W Shares were first issued on December 6, 2011, A Shares were first issued on October 10, 2013 and I Shares were first issued on November 19, 2013.
(2) The Net Asset Value for each share class ("NAV per share") is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues, expenses, debt service costs and fees.
(3) Calculated using a daily distribution rate per share and NAV per share, for each share class, as of the close of business on September 30, 2015:

Share Class	Date of Offering	NAV Per Share	Daily Distribution Rate	Annualized Distribution
W Shares	12/6/2011	$18.16	$0.002678164	5.38%
A Shares	10/10/13	$18.12	$0.002672244	5.38%
I Shares	11/19/13	$18.23	$0.002688001	5.38%
(4) Includes CCPT IV, TIC programs, DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 56

Q3 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited)

Fee Summary
The following table shows fee summary information for the Managed Programs as of September 30, 2015:

	Offering Fees		Transaction Fees				Management Fees
Program	Selling Commissions (1)	Dealer Manager and Distribution Fees (2)	Acquisition Transactional Fees (3)	Disposition Fees	Liquidation Performance Fees		Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	7%	2%	2%	1%	15%	(6)	0.65% - 0.75%	(5)	—%
INAV	(4)	(4)	—%	—%	N/A		0.90%		25%	(7)
CCIT II	7%	2%	2%	1%	15%	(6)	0.65% - 0.75%	(5)	—%

Closed Programs
CCPT IV	7%	2%	2%	1%	15%	(6)	0.65% - 0.75%	(5)	—%
Other Programs	N/A	N/A	Various	Various			Various		Various
_______________________________________________
(1) The Company reallows 100% of selling commissions earned to participating broker-dealers.
(2) The Company may reallow all or a portion of its dealer manager fee or applicable distribution fee to participating broker-dealers as a marketing and due diligence expense reimbursement.
(3) Percent taken on gross purchase price.
(4) In connection with the INAV offering, the Company will receive selling commissions, an asset-based dealer manager fee and/or an asset-based distribution fee, as summarized in the table below for each class of common stock:

Share Class	Selling Commission (1)	Dealer Manager Fee (2)	Distribution Fee (2)
W Shares	—	0.55%	—
A Shares	up to 3.75%	0.55%	0.50%
I Shares	—	0.25%	—
(5) Annualized fee based on the average monthly invested assets.
(6) Performance fee paid only under the following circumstances: (i) if shares are listed on a national securities exchange; (ii) if the respective Managed Program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and an 8% annual cumulative, non-compounded return (6% in the case of CCPT V).
(7) Performance fee paid for any year in which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 57

Q3 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Managed Programs' activity summary information for the three months ended September 30, 2015 :

Program	Capital Raised (1)	DRIP(2)	Number of Investments Acquired (3)	Purchase Price of Acquisitions (4)	Number of Investments Sold	Sales Price of Dispositions
Open Programs:
CCPT V	$14,105	$1,734	2	$13,971	—	$—
INAV	14,585	848	2	6,455	1	4,080
CCIT II	37,895	2,843	3	178,458	—	—
Total Open Programs	66,585	5,425	7	198,884	1	4,080

Closed Programs:
CCPT IV	—	28,297	25	116,417	—	—
Other Programs(5)	—	—	—	—	9	64,761
Total Closed Programs	—	28,297	25	116,417	9	64,761

Total	$66,585	$33,722	32	$315,301	10	$68,841
_______________________________________________
(1) Capital raised represents gross proceeds, excluding DRIP shares issued.
(2) DRIP represents the value of shares issued under each respective program's distribution reinvestment plan.
(3) Number of investments acquired includes properties owned through consolidated joint ventures.
(4) Purchase price of acquisitions includes pro rata share of the purchase price of any investments purchased by consolidated and unconsolidated joint ventures, as well as CMBS and notes receivable, including GAAP adjustments, such as earn-out provisions.
(5) Includes TIC and DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 58

Q3 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Managed Programs for the three months ended September 30, 2015 by activity type (dollars in thousands):

Program	Offering-Related Fees and Reimbursements	Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Managed Programs Revenue and Reimbursements
Open Programs:
CCPT V	$1,496	$349	$1,378	$3,223
INAV	351	100	692	1,143
CCIT II	4,003	3,646	1,910	9,559
Gross revenue - Open Programs	5,850	4,095	3,980	13,925
Less:
Reallowed revenues	3,896	—	—	3,896
Reimbursements	1,264	192	1,065	2,521
Net Cole Capital Revenue - Open Programs	690	3,903	2,915	7,508

Closed Programs:
CCPT IV	—	2,541	9,900	12,441
Other Programs	—	764	416	1,180
Gross revenue - Closed Programs	—	3,305	10,316	13,621
Less:
Reimbursements	—	211	1,817	2,028
Net Cole Capital Revenue - Closed Programs	—	3,094	8,499	11,593

Total Net Cole Capital Revenue	$690	$6,997	$11,414	$19,101

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 59

Q3 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Revenue earned by activity type for the Managed Programs:
Offering-related fees and reimbursements

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Capital raised (excluding DRIP)	$66,585	$58,205	$29,770	$128,282	$218,270

Securities commissions	3,328	3,243	1,774	8,030	13,369
Dealer manager fees	1,258	1,168	717	2,569	4,099
Reimbursement revenue	1,264	1,105	626	2,553	4,067
Gross offering-related revenue	5,850	5,516	3,117	13,152	21,535
Less:
Reallowed securities commissions	3,328	3,243	1,774	8,030	13,369
Reallowed dealer manager and distribution fees	568	467	257	1,296	2,029
Reimbursement revenue	1,264	1,105	626	2,553	4,067
Net offering-related revenue	$690	$701	$460	$1,273	$2,070
Transaction service revenue

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Purchase price of acquisitions(1)	$315,301	$214,694	$225,814	$942,818	$1,111,900

Acquisition fees	6,233	4,192	4,488	18,558	22,897
Performance fees	—	—	—	—	—
Disposition fees	764	2,224	5,201	172	74
Reimbursement revenue	403	620	571	1,820	1,452
Gross transaction service revenue	7,400	7,036	10,260	20,550	24,423
Less: Reimbursement revenue	403	620	571	1,820	1,452
Net transaction service revenue	$6,997	$6,416	$9,689	$18,730	$22,971
Management service revenue

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Gross real estate investments	$6,561,950	$6,286,402	$6,084,979	$8,563,540	$7,705,703

Asset and property management and leasing fees	416	371	426	374	428
Advisory and performance fee revenue	10,998	10,503	11,173	14,772	11,212
Reimbursement revenue	2,882	3,103	2,518	3,434	2,199
Gross management service revenue	14,296	13,977	14,117	18,580	13,839
Less: Reimbursement revenue	2,882	3,103	2,518	3,434	2,199
Net management service revenue	$11,414	$10,874	$11,599	$15,146	$11,640
_______________________________________________
(1) Purchase price of acquisitions includes pro rata share of the purchase price of any investments purchased by consolidated and unconsolidated joint ventures, as well as CMBS and notes receivable, and excludes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 60

Q3 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, in thousands)

The following table shows the capital raised on behalf of programs managed by Cole Capital since 2009:
Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of programs managed by Cole Capital.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 61

Q3 2015 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on operating properties reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, which includes the effect of any tenant concessions, such as free rent, and excludes any contingent rent, such as percentage rent.

Assets under Management represents the Managed Programs' total gross real estate, including net investments in unconsolidated entities, net of gross intangible lease liabilities.

Cash Cap Rate equals the estimated future 12-month NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease. The Company believes that Contract Rental Revenue is a useful supplemental measure to investors and analysts for assessing the performance of the Company's REI segment, although it does not represent revenue that is computed in accordance with GAAP. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of Contract Rental Revenue for the three months ended September 30, 2015 and 2014 (dollar amounts in thousands):

	Three Months Ended September 30,
	2015	2014
Rental income - as reported	$333,766	$365,712
Direct financing lease income - as reported	659	625
Adjustments:
Straight line rent	(21,705)	(24,871)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,152	1,934
Net direct financing lease adjustments	507	620
Other non-contract rental revenue	(73)	(497)
Contract Rental Revenue	$314,306	$343,523

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded on the balance sheet as both a long-term asset and a long-term liability. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some, or all, major repairs (e.g. roof, structure, parking lot).

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 62

Q3 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, write-off of program development costs, and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company's business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies. See pages 13, 17 and 52 for the consolidated, REI segment and Cole Capital segment reconciliations, respectively, of EBITDA and Normalized EBITDA to net income (loss).
EBITDA Margin is a measurement of a company's operating profitability. It is equal to Normalized EBITDA divided by Net Cole Capital Revenue and other income.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.
Fixed Charge Coverage Ratio is the sum of (i)interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a measure known as FFO, which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO, a non-GAAP supplemental financial performance measure, is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.
NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. Our FFO calculation complies with NAREIT's policy described above.
In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangibles, straight-line rental revenue, unrealized gains or losses on derivatives, equity based compensation and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO also allows for a comparison of the performance of our operations with other traded REITs that are not currently engaging in acquisitions and mergers, as well as a comparison of our performance with that of other traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded REITs, and we believe often used by analysts and investors for comparison purposes.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 63

Q3 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

For all of these reasons, we believe FFO and AFFO, in addition to net loss and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net loss or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. See pages 12, 16 and 51 for the consolidated, REI segment and Cole Capital segment reconciliations, respectively, of FFO and AFFO to net income (loss).
AFFO may provide investors with a view of our future performance and future dividend policy. However, because AFFO excludes items that are an important component in an analysis of the historical performance of a property, AFFO should not be construed as a historic performance measure. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate, such as CMBS, and loans held for investment, net of gross intangible lease liabilities.
Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange (we traded on such exchange as of July 31, 2015).
Interest Coverage Ratio reflects interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts divided by Normalized EBITDA.
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
Net Cole Capital G&A Expense
Cole Capital incurs certain costs on behalf of the Managed Programs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the subsequent reimbursements as revenue. We believe Net Cole Capital G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP. Refer to page 53 for the reconciliation of Net Cole Capital G&A Expense to total G&A expense.
Net Cole Capital Revenue
Cole Capital incurs certain costs on behalf of the Managed Programs, which are reimbursable. In accordance with GAAP, Cole Capital records the reimbursement of these costs as fee and commission revenue and as reimbursement revenue and records the expense in reallowed fees and commissions and general and administrative expenses. We believe Net Revenue is a helpful supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP. Refer to pages 53 and 59 for calculations of Net Cole Capital Revenue.
Net Debt is a calculation to show the Company's outstanding principal balance, excluding certain GAAP adjustments, such as premiums and discounts, less all cash and cash equivalents. We believe that the presentation of net debt provides useful information to investors because our management reviews net debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Refer to page 7 for the calculation of Net Debt.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 64

Q3 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four.
Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes income from discontinued operations, interest expense, depreciation and amortization, general and administrative expenses, merger related compensation and merger and acquisition related expenses. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to net income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies. Refer to page 18 for the calculations of NOI and Cash NOI.
Non-Cash Rent represents rent adjustments related to straight-line rent and above- and below- market lease amortization.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Normalized Net Cole Capital G&A Expense equals Net Cole Capital G&A Expense adjusted for the net change in program development costs, as described on page 54. We believe Normalized Net G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP and adjusting to include costs incurred and recorded as program development costs on the balance sheet. Refer to page 53 for the reconciliation of Net Cole Capital G&A Expense to total G&A expense.
Operating Expense Ratio is calculated by dividing operating expense by gross operating income.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Total Debt is the Company's outstanding principal balance, excluding certain GAAP adjustments, such as premiums and discounts.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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